DEBT FORGIVENESS AGREEMENT

This DEBT FORGIVENESS AGREEMENT (“Agreement”) is made effective as of June 30, 2021, by and between Arvana Inc. (“Company”) and Topkapi International Investments Corp. (“Creditor” and together with the Company, the “Parties”).

WHEREAS, the Company owes Creditor certain payables, originally due to a former officer and director of the Company, Zahir Zhanani, for services rendered, and amounts expended in his official capacity, on behalf of the Company, that were assigned to Creditor as of January 1, 2012, in the aggregate amount of one hundred and sixty three thousand five hundred eighty six USD dollars and thirty cents (USD$163,586.30) as of the effective date of this Agreement (‘Debt”) comprised as follows:

Payables	Date Incurred	Date Recorded	Currency	Total
Consulting fee	06/30/2010	06/30/2010	CANADIAN	4,668.86
Consulting fee	08/31/2010	08/31/2010	CANADIAN	5,000.00
Consulting fee	09/30/2010	09/30/2010	CANADIAN	5,000.00
Traveling expenses (China)	10/01/2010	10/01/2010	CANADIAN	1,054.17
Consulting Fee	10/31/2010	10/31/2010	CANADIAN	5,000.00
Consulting Fee	11/30/2010	11/30/2010	CANADIAN	5,000.00
Consulting Fee	12/31/2010	12/31/2010	CANADIAN	5,000.00
Traveling expenses	12/31/2010	12/31/2010	CANADIAN	678.41
Consulting fee	01/31/2011	01/31/2011	CANADIAN	5,000.00
Consulting fee	02/28/2011	02/28/2011	CANADIAN	5,000.00
Traveling expenses (031611ZD)	03/16/2011	03/16/2011	CANADIAN	14,668.48
Consulting fee	03/31/2011	03/31/2011	CANADIAN	5,000.00
Traveling expenses	03/31/2011	03/31/2011	CANADIAN	691.55
Traveling expenses (090810ZD)	03/31/2011	03/31/2011	CANADIAN	1,278.45
Traveling expenses (042311ZD)	04/13/2011	04/13/2011	CANADIAN	8,312.08
Consulting fee	04/30/2011	04/30/2011	CANADIAN	5,000.00
Traveling expenses (050611ZD)	05/06/2011	05/06/2011	CANADIAN	8,458.66
Traveling expenses (051211ZD)	05/12/2011	05/12/2011	CANADIAN	9,632.20
Consulting fee	05/31/2011	05/31/2011	CANADIAN	5,000.00
Traveling expenses (061311ZD)	06/13/2011	06/13/2011	CANADIAN	9,688.50
Consulting fee	06/30/2011	06/30/2011	CANADIAN	5,000.00
Traveling expenses (060811ZD)	07/01/2011	07/01/2011	CANADIAN	9,789.31
Traveling expenses (061311 ZD)	07/01/2011	07/01/2011	CANADIAN	9,898.50
Traveling expenses (062411JK)	07/01/2011	07/01/2011	CANADIAN	1,958.52
Traveling expenses (072711ZD)	07/27/2011	07/27/2011	CANADIAN	16,515.89
Consulting fee	07/31/2011	07/31/2011	CANADIAN	5,000.00
Traveling expenses	07/31/2011	07/31/2011	CANADIAN	610.21
Consulting fee	08/31/2011	08/31/2011	CANADIAN	5,000.00
Consulting fee	09/30/2011	09/30/2011	CANADIAN	5,000.00
Consulting fee	10/31/2011	10/31/2011	CANADIAN	5,000.00
Traveling expenses (GT-111511ZD)	11/15/2011	11/15/2011	CANADIAN	10,229.87
Traveling expenses (GT-111711ZD)	11/17/2011	11/17/2011	CANADIAN	9,625.76
Consulting fee	11/30/2011	11/30/2011	CANADIAN	5,000.00
Consulting fee	12/31/2011	12/31/2011	CANADIAN	5,000.00
			CANADIAN	202,759.42
			Fx at June. 30, 2021	0.8068
Total			USD	163,586.30

WHEREAS, the Creditor has determined to forgive the outstanding Debt in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.    Creditor hereby waives, forgives, and cancels all obligations owed by the Company to the Creditor that constitute the Debt as of June 30, 2021.

2.    The Parties hereby represent and warrant to each other that this Agreement is a valid and binding obligation on each of the Parties. Furthermore, Creditor represents to Company that it has not transferred, assigned, or otherwise conveyed or alienated any of Creditor’s right, title, or interest in or to the Debt prior to entering into this Agreement.

3.    This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

4.    The Parties shall execute and deliver, or cause to be executed and delivered, any and all such other instruments and shall take all actions as may be necessary to effect the transaction contemplated by this Agreement.

5.    This Agreement shall be construed, and the rights and obligations of the Parties under this Agreement shall be determined, in accordance with the internal laws of the State of Utah, without application of any state’s conflict of law principles.

6.    Each part of this Agreement is intended to be severable. Should any term, covenant, condition, or provision of this Agreement prove to be unlawful, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall not affect the remaining provisions of this Agreement, which shall remain in full force and effect and shall remain binding upon the Parties.

7.    This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes any and all prior agreements, representations, and understandings of the Parties, written or oral. The terms of this Agreement shall not be modified or amended except by subsequent written agreement of the Parties. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

 Arvana Inc. (“Company”)

/s/ Ruairidh Campbell

Name: Ruairidh Campbell

Title: President

Date: June 30, 2021

Topkapi International Investments Corp. (“Creditor”)

/s/ Zahir Dhanani

Name: Zahir Dhanani

Title: CEO

Date: June 30, 2021

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